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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 14, 2000
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                                   SONUS CORP.
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             (Exact name of registrant as specified in its charter)



  Yukon Territory, Canada                1-13851               Not applicable
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)



111 S.W. Fifth Avenue, Suite 1620, Portland, Oregon       97204
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (503) 225-9152
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Item 4. Changes in Registrant's Certifying Accountant

     On December 14, 2000, management of Sonus Corp. (the "Company") engaged the firm of Ernst & Young LLP ("Ernst & Young") to audit the Company's financial statements as its new independent accountant. The Company's Board of Directors approved this engagement.

     Pursuant to Item 304(a)(2) of Regulation S-K, the Company reports the following:

     During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging Ernst & Young, the Company has not consulted with Ernst & Young regarding (1) the application of accounting principles to a specific transaction, or the type of audit opinion that might be rendered with respect to the Company's financial statements or (2) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SONUS CORP.

Dated: December 20, 2000                By: /s/ Paul C. Campbell
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                                        Paul C. Campbell
                                        Senior Vice President and
                                        Chief Financial Officer